Exhibit 99.1

Report of Independent Auditor

To the Board of Directors and Shareholders of
Wheeler Real Estate Investment Trust, Inc.

Report on the Statement
We have audited the accompanying combined balance sheet, statement of revenues and certain operating expenses, statement of equity and cash flows (the “Statements”) of Wheeler Interests, LLC, Wheeler Real Estate, LLC and WHLR Management, LLC (the “Operating Companies”) as of and for the year ended December 31, 2013.

Management’s Responsibility for the Statement
Management is responsible for the preparation and fair presentation of these Statements, in accordance with accounting principles generally accepted in the United States of America, that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility
Our responsibility is to express an opinion on these Statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Statements.

We believe the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the Statements referred to above present fairly, in all material respects, the revenue and certain operating expenses of the Property for the year ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As further discussed in Note 1, on October 24, 2014, Wheeler Real Estate Investment Trust, Inc., through its subsidiary of Wheeler REIT, L.P., completed the acquisition of the Operating Companies.

The accompanying Statements were prepared as described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Operating Companies' revenue and expenses.

/s/ Cherry Bekaert LLP

Virginia Beach, Virginia
January 9, 2015

Wheeler Interests, LLC, Wheeler Real Estate, LLC and WHLR Management, LLC
Combined Balance Sheets

	September 30, 2014	December 31, 2013
	(unaudited)
ASSETS:
Cash and cash equivalents	$122,218	$344,387
Accounts receivable	435,309	453,613
Property and equipment, net	68,288	87,265
Total Assets	$625,815	$885,265
LIABILITIES:
Accounts payable, accrued expenses and other liabilities	240,107	204,039
Due to affiliates	490,143	216,119
Total Liabilities	730,250	420,158

Commitments and contingencies	—	—
EQUITY (DEFICIT):
Member's capital	392,303	392,303
Accumulated earnings (deficit)	(496,738)	72,804
Total Equity (Deficit)	(104,435)	465,107
Total Liabilities and Equity	$625,815	$885,265

See accompanying notes to combined statements.

Wheeler Interests, LLC, Wheeler Real Estate, LLC and WHLR Management, LLC
Combined Statements of Revenues and Certain Operating Expenses

	Nine Months Ended September 30, 2014	Year Ended December 31, 2013
	(unaudited)
REVENUES:
Acquisition fees	$1,203,775	$2,047,277
Management fees	1,688,413	1,634,094
Commissions	810,440	1,003,972
Other revenues	183,062	453,988

Total Revenues	3,885,690	5,139,331

OPERATING EXPENSES:
Salaries and compensation	2,176,866	2,298,227
Commissions	522,940	1,253,227
Professional fees	44,403	239,403
Rent and occupancy	355,412	455,655
Depreciation and amortization	31,888	57,064
Corporate general & administrative	560,525	339,770

Total Operating Expenses	3,692,034	4,643,346

Operating income	193,656	495,985

Interest expense	(12,853)	(12,908)

Net income	$180,803	$483,077

See accompanying notes to combined statements.

Wheeler Interests, LLC, Wheeler Real Estate, LLC and WHLR Management, LLC
Combined Statements of Equity (Deficit)

		Accumulated
	Capital	Earnings
	Contributions	(Deficit)	Total
Balance, December 31, 2012	$392,303	$(298,498)	$93,805

Net income	—	483,077	483,077

Distributions	—	(111,775)	(111,775)

Balance, December 31, 2013	$392,303	$72,804	$465,107

Net income (unaudited)	—	180,803	180,803

Distributions (unaudited)	—	(750,345)	(750,345)

Balance, September 30, 2014 (unaudited)	$392,303	$(496,738)	$(104,435)

See accompanying notes to combined statements.

Wheeler Interests, LLC, Wheeler Real Estate, LLC and WHLR Management, LLC
Combined Statements of Cash Flows

	Nine Months Ended September 30,	Year Ended December 31,
	2014	2013
	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$180,803	$483,077
Adjustments to reconcile consolidated net income to net cash from operating activities
Depreciation and amortization	31,888	57,064
Changes in assets and liabilities
Accounts receivable	18,304	(12,506)
Accounts payable, accrued expenses and other liabilities	36,068	(72,035)
Net cash from operating activities	267,063	455,600
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(12,911)	(18,208)
Net cash from investing activities	(12,911)	(18,208)
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions paid	(750,345)	(111,775)
Net proceeds from (payments to) related parties	274,024	(31,951)
Net cash from financing activities	(476,321)	(143,726)
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(222,169)	293,666
CASH AND CASH EQUIVALENTS, beginning of period	344,387	50,721
CASH AND CASH EQUIVALENTS, end of period	$122,218	$344,387

Supplemental Disclosures:
Other cash transactions:
Cash paid for interest	$12,853	$12,908

See accompanying notes to combined statements.

Wheeler Interests, LLC, Wheeler Real Estate, LLC and WHLR Management, LLC
Notes to Combined Financial Statements
For the Nine Months Ended September 30, 2014 (unaudited) and the Year Ended December 31, 2013

1. Business and Purchase and Sales Agreement

On October 24, 2014, Wheeler Real Estate Investment Trust, Inc. (the "Trust"), through its subsidiary of Wheeler Real Estate Investment Trust, L.P. (the “Operating Partnership”), entered into a Membership Interest Contribution Agreement with Jon S. Wheeler ("Jon Wheeler") for the contribution of the membership interests in Wheeler Interests, LLC ("Wheeler Interests"), its wholly-owned subsidiary Wheeler Real Estate, LLC ("Wheeler Real Estate") and WHLR Management, LLC ("WHLR Management"), collectively referred to as the "Operating Companies". As consideration for the contribution, the Operating Partnership exchanged an aggregate of 1,516,853 of its common units and cash in lieu of fractional common units for a total value of $6,750,000 (the "Contribution").

Prior to the Contribution, the Operating Companies performed external management functions for the Trust. Accordingly, the majority of the Operating Companies' revenues were derived from related parties (See Note 7). Wheeler Interests conducted all acquisition and asset management functions for both the Trust and third-party properties, while WHLR Management provided corporate management services for the Trust. Wheeler Real Estate provided property management and leasing functions for both the properties owned by the Trust and by third parties. Following the Contribution, the Operating Companies will continue to provide these functions.

2. Basis of Presentation

The Combined Balance Sheet, Combined Statements of Revenues and Certain Operating Expenses, Combined Statements of Equity and Combined Statements of Cash Flows (the “Statements”) have been prepared for the purpose of complying with Rule 3-05 of Regulation S-X, promulgated by the Securities and Exchange Commission. The Combined Balance Sheets include only those assets and liabilities acquired as part of the Contribution. The Combined Statements of Revenues and Certain Operating Expenses include only those expenses expected to be comparable to the proposed future operations of the Operating Companies. The Statements have been prepared on the accrual basis of accounting which requires management to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The Statements have been presented on a combined basis due to the fact that the acquisition was executed in a single transaction from entities under common control.

3. Summary of Significant Accounting Policies

Revenue Recognition

The Operating Companies derive their revenues from asset and property management, corporate management, leasing and acquisitions services rendered to the Trust, along with asset and property management and leasing services provided to third-party clients. The revenue from these services is recognized when their performance is substantially complete, and in accordance with management agreements in effect at the time when services are rendered. The Trust and its subsidiaries represented 65.41% and 57.07% of total revenue for the nine months ended September 30, 2014 (unaudited) and the year ended December 31, 2013, respectively. No other client represents more than 10% of total revenue for the nine months ended September 30, 2014 (unaudited) and the year ended December 31, 2013.

Income Taxes

The Operating Companies are limited liability companies treated as partnerships for federal and state income tax purposes with all income tax liabilities and/or benefits of the Operating Companies being passed through to the member. As such, no recognition of federal or state income taxes for the Operating Companies or its subsidiaries that are organized as limited liability companies have been provided for in the Statements. Any uncertain tax position taken by the member is not an uncertain position of the Operating Companies.

Wheeler Interests, LLC, Wheeler Real Estate, LLC and WHLR Management, LLC
Notes to Combined Financial Statements
For the Nine Months Ended September 30, 2014 (unaudited) and the Year Ended December 31, 2013
(continued)

3. Summary of Significant Accounting Policies (continued)

Cash and Cash Equivalents

The Operating Companies consider all highly liquid investments purchased with an original maturity of 90 days or less to be cash and cash equivalents. Cash equivalents are carried at cost, which approximates fair value. Cash equivalents consist primarily of bank operating accounts and money markets. Financial instruments that potentially subject the Operating Companies to concentrations of credit risk include its cash and cash equivalents and its trade accounts receivable. The Operating Companies place their cash and cash equivalents with institutions of high credit quality.

The Operating Companies place their cash and cash equivalents on deposit with financial institutions in the United States. Beginning December 31, 2010, through December 31, 2012, all noninterest-bearing transaction accounts were fully insured by the Federal Deposit Insurance Company (“FDIC”), regardless of the balance of the account, at all FDIC-insured institutions. However, this provision expired on December 31, 2012 and beginning January 1, 2013 noninterest-bearing deposits now receive the same $250,000 insurance coverage provided to a depositor’s other deposit accounts held at an FDIC-insured institution.

Accounts Receivable

Accounts receivable include asset and property management, leasing and acquisition fees for services provided to the Trust and third-party clients. The Operating Companies determine an allowance for the uncollectible portion of accounts receivable based upon customer credit-worthiness (including expected recovery of a claim), historical bad debt levels, and current economic trends. The Operating Companies consider a receivable past due once it becomes 90 days outstanding. As of September 30, 2014 and December 31, 2013, the Operating Companies had no allowance for uncollectible accounts. During the nine months ended September 30, 2014 and the year ended December 31, 2013, the Operating Companies did not realize any recoveries related to tenant receivables previously charged off.

Advertising Costs

The Operating Companies expense advertising and promotion costs as incurred. The Operating Companies incurred advertising and promotion costs of $9,607 for the nine months ended September 30, 2014 (unaudited) and $12,156 for the year ended December 31, 2013.

Depreciation and Amortization

The Operating Companies record depreciation and amortization on assets utilizing the straight-line method over the estimated useful life of the asset, generally 3 to 7 years. The Operating Companies review depreciable lives of assets periodically and make adjustments to reflect a shorter economic life, when necessary.

Use of Estimates

The Company has made estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reported period. The Company’s actual results could differ from these estimates.

Wheeler Interests, LLC, Wheeler Real Estate, LLC and WHLR Management, LLC
Notes to Combined Financial Statements
For the Nine Months Ended September 30, 2014 (unaudited) and the Year Ended December 31, 2013
(continued)

4. Property and Equipment

Property and equipment consist of the following:

	September 30,	December 31,
	2014	2013

Furniture and equipment	$524,128	$511,217
Leasehold improvements	78,750	78,750
Total property and equipment	602,878	589,967
Less accumulated depreciation and amortization	(534,590)	(502,702)

Property and equipment, net	$68,288	$87,265
5. Rentals Under Operating Leases

           Wheeler Interests leases the Riversedge office building from a related party, Riversedge Associates, LLC ("Riversedge"), through a lease expiring in November 2017. Riversedge is a subsidiary of the Operating Partnership. Future minimum rentals to be received under noncancelable tenant operating leases for each of the next five years and thereafter, excluding CAM and other recovery charges, as of September 30, 2014 (unaudited) and December 31, 2013 were as follows:

		Years Ending December 31,
	Twelve Months Ending September 30,
	(unaudited)
2014	$—	$297,487
2015	301,937	303,437
2016	307,976	309,505
2017	314,135	275,024
2018	38,903	—

	$962,951	$1,185,453

The above schedule takes into consideration all renewals and new leases executed subsequent to September 30, 2014 through the date of this report.

6. Retirement Plan

The Operating Companies sponsor a defined contribution pension plan covering substantially all employees after the completion of one year of service. The Operating Companies match 100% of employee elective deferrals up to 4.0% of compensation. The Operating Companies contributed $61,023 for the nine months ended September 30, 2014 (unaudited) and $64,735 for the year ended December 31, 2013.

Wheeler Interests, LLC, Wheeler Real Estate, LLC and WHLR Management, LLC
Notes to Combined Financial Statements
For the Nine Months Ended September 30, 2014 (unaudited) and the Year Ended December 31, 2013
(continued)

7. Related Party Transactions

The majority of the Operating Companies' business is conducted with the Trust and other affiliates owned by Jon Wheeler. The Operating Companies receive fees from the Trust, the Trust's properties and third-party clients for asset and property management, leasing and acquisition services. Wheeler Interests leases the Riversedge office building under a 10 year operating lease expiring in November 2017, with four five-year renewal options available. The lease currently requires monthly base rent payments of $24,000 and provides for annual rent increases throughout the term of the lease and subsequent option periods.

Revenue from related parties totaled $2,541,487 for the nine months ended September 30, 2014 (unaudited) and $2,933,267 for the year ended December 31, 2013.